                                                                      EXHIBIT 23








INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the following Registration Statements of Merrill Lynch & Co., Inc. and subsidiaries of our reports dated February 25, 2002 appearing in and incorporated by reference in this Annual Report on Form 10-K of Merrill Lynch & Co., Inc. and subsidiaries for the year ended December 28, 2001.

Filed on Form S-8:

     Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

     Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

     Registration Statement No. 33-33336 (Long-Term Incentive Compensation Plan)

     Registration Statement No. 33-51831 (Long-Term Incentive Compensation Plan)

     Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

     Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

     Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
        (Puerto Rico))

     Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
        Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-00863 (401(k) Savings & Investment Plan)

     Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-13367 (Restricted Stock Plan for Former
        Employees of Hotchkis and Wiley)

     Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation
        Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for Non-Employee Directors)

     Registration Statement No. 333-18915 (Long-Term Incentive Compensation
        Plan for Managers and Producers)

     Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-33125 (Employee Stock Purchase Plan for
        Employees of Merrill Lynch Partnerships)

     Registration Statement No. 333-41425 (401(k) Savings & Investment Plan)

     Registration Statement No. 333-56291 (Long-Term Incentive Compensation
        Plan for Managers and Producers)

     Registration Statement No. 333-60211 (1999 Deferred Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-62311 (Replacement Options; Midland
        Walwyn Inc.)

     Registration Statement No. 333-85421 (401(k) Savings and Investment Plan)

     Registration Statement No. 333-85423 (2000 Deferred Compensation Plan
        For a Select Group of Eligible Employees)

     Registration Statement No. 333-92663 (Long-Term Incentive Compensation
        Plan for Managers and Producers)

     Registration Statement No. 333-44912 (2001 Deferred Compensation Plan for a Select Group of Eligible Employees)

     Registration Statement No. 333-64676 (1986 Employee Stock Purchase Plan)

     Registration Statement No. 333-64674 (Long-Term Incentive Compensation
        Plan for Managers and Producers)

     Registration Statement No. 333-68330 (2002 Deferred Compensation Plan for a Select Group of Eligible Employees)

Filed on Form S-3:

     Debt Securities, Warrants, Common Stock, Preferred Securities, and/or
        Depository Shares:

     Registration Statement No. 33-54218

     Registration Statement No. 2-78338

     Registration Statement No. 2-89519

     Registration Statement No. 2-83477

     Registration Statement No. 33-03602

     Registration Statement No. 33-17965

     Registration Statement No. 33-27512

     Registration Statement No. 33-33335

     Registration Statement No. 33-35456

     Registration Statement No. 33-42041

     Registration Statement No. 33-45327

     Registration Statement No. 33-45777

     Registration Statement No. 33-49947

     Registration Statement No. 33-51489

     Registration Statement No. 33-52647

     Registration Statement No. 33-55363

     Registration Statement No. 33-60413

     Registration Statement No. 33-61559

     Registration Statement No. 33-65135

     Registration Statement No. 333-13649

     Registration Statement No. 333-16603

     Registration Statement No. 333-20137

     Registration Statement No. 333-25255

     Registration Statement No. 333-28537

     Registration Statement No. 333-42859

     Registration Statement No. 333-44173

     Registration Statement No. 333-59997

     Registration Statement No. 333-68747

     Registration Statement No. 333-38792

     Registration Statement No. 333-52822

     Registration Statement No. 333-83374

     Medium Term Notes:

     Registration Statement No.  2-96315

     Registration Statement No. 33-03079

     Registration Statement No. 33-05125

     Registration Statement No. 33-09910

     Registration Statement No. 33-16165

     Registration Statement No. 33-19820

     Registration Statement No. 33-23605

     Registration Statement No. 33-27549

     Registration Statement No. 33-38879

     Other Securities:

     Registration Statement No. 333-02275 (Long-Term Incentive Compensation
         Plan)

     Registration Statement No. 333-24889 (Long-Term Incentive Compensation
         Plan, and Long-Term Incentive Compensation Plan for Managers and Producers)

     Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

     Registration Statement No. 333-59263 (Exchangeable Shares of Merrill
         Lynch & Co., Canada Ltd. re: Midland Walwyn Inc.)

     Registration Statement No. 333-67903 (Howard Johnson & Company Resale)

     Registration Statement No. 333-45880 (Herzog, Heine, Geduld, Inc. Resale)



/s/ Deloitte & Touche LLP

New York, New York
March 14, 2002